UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 16, 2014

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

On December, 16, 2014, the Board of Directors of Interactive Brokers Group, Inc. (the “Company”) approved an amendment to the Company’s Bylaws, effective the same date, to add a new section, Section 10, under Article VIII with the following language:  “Notwithstanding anything in the Corporation’s Certificate of Incorporation to the contrary, to the fullest extent permitted by law, in the event that (i) any current or prior stockholder or anyone on their behalf (a “Claiming Party”) initiates, in their capacity as a current or prior stockholder, any action, suit or proceeding, whether civil, administrative or investigative or asserts any claim or counterclaim in a pending proceeding (each, a “Claim”) or joins, offers substantial assistance to or has a direct financial interest in any Claim (including any Claim purportedly filed on behalf of any other stockholder or on behalf of the Corporation) against the Corporation and/or any director, officer, or affiliate thereof (each, a “Company Party”), and (ii) the Claiming Party (or the third party that received substantial assistance from the Claiming Party or in whose Claim the Claiming Party had a direct financial interest) does not obtain a judgment on the merits in favor of the Claiming Party or such third party, then each Claiming Party shall be obligated jointly and severally to reimburse the applicable Company Party for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the applicable Company Party may incur in connection with such Claim.  If any provision (or any part thereof) of this Section 10 shall be held to be invalid, illegal or unenforceable facially or as applied to any circumstance for any reason whatsoever: (1) the validity, legality and enforceability of such provision (or part thereof) in any other circumstance and of the remaining provisions of this Section 10 (including, without limitation, each portion of any subsection of this Section 10 containing any such provision (or part thereof) held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (2) to the fullest extent permitted by law, the provisions of this Section 10 (including, without limitation, each such portion containing any such provision (or part thereof) held to be invalid, illegal or unenforceable) shall be construed for the benefit of the Corporation to the fullest extent permitted by law so as to (a) give effect to the intent manifested by the provision (or part thereof) held invalid, illegal or unenforceable, and (b) permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service.  Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 10.”

A copy of the Company’s Bylaws, as amended, is filed herewith as Exhibit 3.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended Bylaws of Interactive Brokers Group, Inc. (*)

(*) Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2014

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

3.1 Amended Bylaws of Interactive Brokers Group, Inc.